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                                                                   EXHIBIT 10.32


                          MOONEY AEROSPACE GROUP, LTD.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

      The Audit Committee (the "Committee") of Mooney Aerospace Group, LTD. ("Mooney") is appointed by the Board of Directors (the "Board"), each member of whom shall meet the independence and experience requirements of the Nasdaq Stock Exchange. In particular, the Chairman of the Audit Committee shall have accounting or related financial management expertise.

PURPOSE

      The primary purpose of the Committee is to assist the Board in fulfilling the Board's oversight responsibilities over Mooney's financial reporting process and systems of internal controls, monitoring the independence and performance of Mooney's independent auditors and maintaining open communication between the Board and the independent auditors and financial management.

RESPONSIBILITIES

     REVIEW PROCEDURES

      1. Annually review the Charter and the Committee's adherence to it.

      2. Annually review with Mooney's counsel, legal matters that could have a significant impact on the financial statements.

      3. Review with financial management and the independent accountants the annual and quarterly financial statements prior to filing or distribution. Discuss with management and the independent auditors any accounting policies which may be viewed as critical and any significant changes to Mooney's accounting principles and any items required to be communicated by the independent accountants in accordance with the American Institute of Certified Public Accountants Statement on Auditing Standards No. 61 ("AICPA SAS 61").

       4. Discuss with management and the independent accountants any significant financial risks and the actions required to minimize such risks.

       5. Annually review related party transactions for potential conflicts of interest.

      6. Review financial and accounting personnel succession planning.

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     INDEPENDENT AUDITORS

      1. Annually recommend to the Board the independent auditors to be appointed after evaluating independence, performance and cost effectiveness. The Committee must approve any discharge of the independent auditor. The independent auditors are ultimately accountable to the Audit Committee and the Board.

      2. Annually obtain and review a written report from the independent auditors disclosing all relationships with Mooney and consider any impact on their independence and objectivity. Review any non-audit services provided by the independent auditor and the fees for such services to determine the compatibility of such services with the independent auditors' independence and objectivity.

      3. Review with the independent auditors the scope and procedures of the audit and approve all amounts to be paid to the independent auditors.

      4. Review the experience and qualifications of the senior members of the independent auditors and their quality control procedures.

      5. Review with the independent auditors (a) the results of their audit in accordance with AICPA SAS 61, as amended, (b) their findings and recommendations, (c) the opinion to be issued in respect to Mooney's financial statements prior to any filings or other distribution and (d) the quality and acceptability of Mooney's accounting principles.

      6. Review with the independent auditors and financial management, the integrity, adequacy and effectiveness of the accounting and other financial controls of Mooney.

      7. Provide an opportunity for direct communication between the Board and the independent auditors, including the opportunity to meet with the Audit Committee without members of management present.

      8. Review with management and the independent auditors the financial information, including management's discussion and analysis, to determine that the independent auditors are satisfied with the disclosure and content of the financial information.

     OTHER RESPONSIBILITIES

      1. Consider, and, if appropriate, investigate any matter brought to the attention of the Audit Committee within the scope of its duties. The Committee shall have direct access to the independent auditors and Mooney personnel and may retain, at Mooney's expense, special legal, accounting or other consultants or experts.

      2. Maintain minutes of meetings and periodically report to the Board on its activities.

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      3. Annually prepare a report to shareholders as required by the Securities and Exchange Commission.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, the Audit Committee is not responsible for planning or conducting audits or determining that Mooney's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. Those duties are the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and Mooney's Code of Conduct, when formally established.


This Charter was adopted by the Board on July 22, 2002.